1
                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-79525, 333-95741, 333-37736) of Proxicom, Inc.
of our report dated February 6, 2001 relating to the financial statements, which appear in this Form 10-K.


/s/PricewaterhouseCoopers LLP
McLean, Virginia
February 23, 2001